UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2005

Gen-Probe Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-49834 (Commission File Number)	33-0044608 (I.R.S. Employer Identification No.)

10210 Genetic Center Drive
San Diego, CA 92121
(Address of Principal Executive Offices)

(858) 410-8000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Section 8 – Other Events

Item 8.01. Other Events.

     On July 1, 2005 (“Effective Date”), Gen-Probe Incorporated (“Gen-Probe”) entered into a collaboration agreement (“Agreement”) with GE Infrastructure Water And Process Technologies (“GEI”), a unit of General Electric Company. Pursuant to the Agreement, Gen-Probe and GEI will work together on an exclusive basis to develop, manufacture and commercialize nucleic acid testing technologies that are designed to detect the unique genetic sequences of microorganisms in selected water applications.

     A copy of the press release we issued with respect to the execution of the Agreement is furnished with this current report as Exhibit 99.1.

Forward-Looking Statements

     Any statements in this current release about Gen-Probe’s expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” and “would.” For example, statements concerning product development and market development are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by any forward-looking statement. Some of the risks, uncertainties and assumptions that could cause actual results to differ materially from estimates or projections in the forward-looking statement include, but are not limited to: (i) the risk that future R&D efforts may not be successful, (ii) the risk that new products may not gain market acceptance, and (iii) the risk that Gen-Probe may not be able to maintain this collaboration or enter into new ones. For additional information about risks and uncertainties Gen-Probe faces and a discussion of Gen-Probe’s financial statements, see documents filed with the SEC, including the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005 and all periodic filings made with the SEC. Gen-Probe assumes no obligation and expressly disclaims any duty to update any forward-looking statement to reflect events or circumstances after the date of this current report or to reflect the occurrence of subsequent events.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press release of Gen-Probe Incorporated dated July 18, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gen-Probe Incorporated
	By:	/s/ R. William Bowen
Date: July 18, 2005		R. William Bowen
Vice President and General Counsel